Supplement dated January 25, 2024
to the Prospectus dated May 1, 2023
for the LiveWell Variable Annuity
issued by Midland National Life Insurance Company
through the Midland National Life Separate Account C
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.
Effective April 26, 2024, the Delaware VIP Global Equity II fund will merge in to the Delaware Ivy VIP Global Growth II fund. Additional information about each of these investment options is located in the appendix to your Prospectus or Summary Prospectus.
A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.
Please retain this supplement for future reference.